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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 2000 included in the Registration Statement on Form S-1 of Lexicon Genetics Incorporated (No. 333-96469), originally filed with the Securities and Exchange Commission on February 9, 2000, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP



Houston, Texas
July 12, 2000